Exhibit 23(i)
                                                                   -------------


                               CONSENT OF COUNSEL

      We consent to the reference to our Firm under the heading "Counsel" in Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of GAMCO International Growth Fund, Inc. as filed with the Securities and Exchange Commission on or about April 29, 2008.

/s/ PAUL, HASTINGS, JANOFSKY & WALKER LLP

PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
April 29, 2008